PACIFIC CAPITAL FUNDS
New Asia Growth Fund
SUPPLEMENT DATED March 29, 2007
To Class A/B/C PROSPECTUS DATED November 28, 2006
The performance table in the Risk/Return Summary and Fund Expenses section on page 5 of the Class A/B/C Prospectus is replaced with the following table:

	Past	Past 5	Past 10
	Year	Years*	Years*
Class A (with 5.25% sales charge)
- Before Taxes	12.54%	10.36%	5.15%
- After Taxes on Distributions	11.72%	10.10%	4.54%
- After Taxes on Distributions and Sale of Fund Shares	9.39%	8.98%	4.12%
Class B (with applicable CDSC)**	13.89%	10.70%	5.17%
Class C (with applicable CDSC)**	16.81%	10.84%	5.17%
MSCI AC Far East Free Index*** (excluding Japan)	21.84%	13.04%	1.09%

*	Class B and Class C shares of the Fund commenced operations on March 2, 1998 and April 30, 2004, respectively. Performance information for Class C shares prior to April 30, 2004 is based upon the performance of Class B shares. Performance calculated for any period up to and through March 2, 1998 is based upon the performance of Class A shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

**	Reflects no deduction for taxes.

***	Reflects no deduction for fees, expenses or taxes.